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                                                                   EXHIBIT 99.2

                   CERTIFICATION OF CHIEF FINANCIAL OFFICER
                         PURSUANT TO 18 U.S.C. (S)1350

   Solely for the purposes of complying with 18 U.S.C. (S)1350, I, the undersigned Chief Financial Officer of Entravision Communications Corporation (the "Company"), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                       /s/  JEANETTE TULLY
                                                  -----------------------------
                                                         Jeanette Tully
                                                     Chief Financial Officer

August 14, 2002